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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): February 20, 1996




                             MidAmerican Energy Company
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Iowa                       1-11505                  42-1425214
     ----------------              ------------             --------------
     (State or other               (Commission              (IRS Employer
     jurisdiction of               File Number)           Identification No.)
      incorporation)



           666 Grand Avenue, P. O. Box 657 Des Moines, Iowa           50303
           ------------------------------------------------        ----------
               (Address of principal executive offices)            (Zip Code)




Registrant's telephone number, including area code:  515/242-4300

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)  EXHIBITS.

EXHIBIT NUMBER EXHIBIT

     27        Financial Data Schedule

     99.1 Financial information of MidAmerican Energy Company including management's discussion and analysis of financial condition and results of operations; consolidated statements of income, cash flows and retained earnings for the years ended December 31, 1995, 1994 and 1993; consolidated balance sheets and consolidated statements of capitalization as of December 31, 1995 and 1994; notes to the consolidated financial statements; report of the independent public accountants; report of management; and supplemental financial and statistical data.

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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              MIDAMERICAN ENERGY COMPANY


                              /s/ Paul J.Leighton
                              ____________________________________
                              Paul J. Leighton
                              Vice President and Secretary



February 20, 1996

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                                  EXHIBIT INDEX



EXHIBIT NO.         DESCRIPTION

     27        Financial Data Schedule

     99.1 Financial information of MidAmerican Energy Company including management's discussion and analysis of financial condition and results of operations; consolidated statements of income, cash flows and retained earnings for the years ended December 31, 1995, 1994 and 1993; consolidated balance sheets and consolidated statements of capitalization as of December 31, 1995 and 1994; notes to the consolidated financial statements; report of the independent public accountants; report of management; and supplemental financial and statistical data.